UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2008

(Date of earliest event reported)

STELLARONE CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 PETER JEFFERSON PARKWAY, SUITE 250 CHARLOTTESVILLE, VIRGINIA	22911
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 964-2211

VIRGINIA FINANCIAL GROUP, INC.

102 SOUTH MAIN STREET

CULPEPER, VIRGINIA 22701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2008, pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of July 26, 2007 (the “Merger Agreement”), between Virginia Financial Group, Inc. and FNB Corporation (“FNB”), Virginia Financial Group, Inc. and FNB completed the merger (the “Merger”) in which FNB merged with and into Virginia Financial Group, Inc., with Virginia Financial Group, Inc. as the surviving corporation and changing its name to StellarOne Corporation (prior to the effective date of the merger, “VFG” and after the merger “StellarOne”).

Pursuant to the Merger Agreement, each share of FNB common stock outstanding immediately prior to the effective date of the Merger was converted into 1.5850 shares of StellarOne common stock. In addition, each option to purchase a share of FNB common stock outstanding immediately prior to the effective date of the Merger was converted into an option to purchase shares of common stock of StellarOne, adjusted for the 1.5850 exchange ratio. VFG shareholders will continue to hold one share of StellarOne Corporation common stock for each share of VFG common stock held immediately prior to the effective date of the Merger.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Directors. Pursuant to the terms of the Merger Agreement and effective at the time of the Merger, StellarOne amended its bylaws to expand the number of directors of its board to 18 directors and elected the following former FNB directors to its board: Glen C. Combs, Beverley E. Dalton, William P. Heath, Jr., F. Courtney Hoge, Steven D. Irvin, Harold K. Neal, Raymond D. Smoot, Jr., Charles W. Steger and Jon T. Wyatt. Such directors will serve until the next annual meeting of shareholders of StellarOne, at which time they will be nominated for election to the board of directors to serve in one of three respective classes to which they will be assigned. Effective at the time of the Merger, the following VFG directors resigned from the board: E. Page Butler and Taylor E. Gore. Such former directors of VFG did not resign because of a disagreement with VFG (or StellarOne) on any matter relating to its operations, policies or practices.

In addition, effective at the time of the Merger, the members of certain committees of StellarOne’s board were established as follows:

Executive Committee

Jon T. Wyatt, Chairman

O. R. Barham, Jr.

Lee S. Baker

Martin F. Lightsey

Steven D. Irvin

William P. Heath, Jr.

Harold K. Neal

Christopher M. Hallberg

Audit and Compliance Committee

Gregory L. Fisher, Chairman

Jan S. Hoover

P. William Moore, Jr.

F. Courtney Hoge

Raymond D. Smoot, Jr.

Charles W. Steger

Governance/Nominating Committee

Beverley E. Dalton, Chairman

Thomas F. Williams, Jr.

Harold K. Neal

Gregory L. Fisher

Personnel and Compensation Committee

H. Wayne Parrish, Chairman

Thomas F. Williams, Jr.

Lee S. Baker

Christopher M. Hallberg

Martin F. Lightsey

Glen C. Combs

Beverley E. Dalton

F. Courtney Hoge

Steven D. Irvin

Charles W. Steger

Executive Officers. Pursuant to the Merger Agreement, former FNB President and Chief Executive Officer William P. Heath, Jr. is Chairman of the Board of StellarOne; VFG President and Chief Executive Officer O. R. Barham, Jr. is President and Chief Executive Officer of StellarOne; VFG Executive Vice President and Chief Operating Officer Litz Van Dyke is Executive Vice President and Chief Operating Officer of StellarOne; and VFG Executive Vice President and Chief Financial Officer Jeffrey W. Farrar is Executive Vice President and Chief Financial Officer of StellarOne. In connection with the Merger, VFG entered into certain employment agreements and a non-competition agreement with such executive officers that became effective at the time of the Merger. The terms of the agreements were previously described in VFG’s Current Report on Form 8-K filed on September 4, 2007, and the agreements were filed as exhibits to such report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation. On February 28, 2008, the Articles of Merger between FNB and VFG, including the Plan of Merger (the “Articles of Merger”), became effective with the Virginia State Corporation Commission, thereby completing the Merger. Pursuant to the Articles of Merger and effective at the time of the Merger, the Articles of Incorporation of VFG were amended to change the name of the corporation from Virginia Financial Group, Inc. to StellarOne Corporation. A copy of the Articles of Incorporation of StellarOne Corporation, as amended and restated, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Amendment to Bylaws. Pursuant to the terms of the Merger Agreement and effective at the time of the Merger, StellarOne amended its Bylaws to expand the number of directors of its board to 18 directors. The amendment also reflects that, at the effective date of the Merger, one-half of the members of StellarOne’s board must be comprised of VFG directors in office immediately prior to the Merger and one-half must be comprised of FNB directors in office immediately prior to the Merger. The VFG and FNB board designees also are to be apportioned among the three classes of StellarOne’s board of directors as equally as possible.

StellarOne’s Bylaws were also amended to provide that until the third anniversary of the completion of the Merger, if there is a vacancy created by the cessation of service of a VFG board designee, a majority of the remaining VFG designees will propose a nominee to the governance and nominating committee of StellarOne’s board to fill the vacant position. Similarly, if there is a vacancy created by the cessation of service of an FNB board designee, a majority of the remaining FNB designees will propose a nominee to such committee to fill the vacant position. In addition, until the third anniversary of the completion of the Merger, the chairmanships of the following committees of the board of directors of StellarOne will be divided evenly between VFG and FNB board designees: the audit and compliance committee, the governance and nominating committee, the personnel and compensation committee and the executive committee. Until the third anniversary of the completion of the Merger, the membership of the governance and nominating committee will include an equal number of VFG and FNB board designees, subject to any relevant independence and expertise requirements under applicable law or stock exchange rule.

See Item 5.02 of this report for more information on StellarOne’s board of directors and committees thereof. A copy of the Bylaws of StellarOne Corporation, as amended and restated, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated as of July 26, 2007, between Virginia Financial Group, Inc. and FNB Corporation. (incorporated by reference from VFG’s Current Report on Form 8-K filed on July 30, 2007).

3.1	Articles of Incorporation of StellarOne Corporation, as amended and restated February 28, 2008.

3.2	Bylaws of StellarOne Corporation, as amended and restated February 28, 2008.

99.1	Press release, dated February 28, 2008, announcing completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLARONE CORPORATION

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

Date: February 28, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated as of July 26, 2007, between Virginia Financial Group, Inc. and FNB Corporation. (incorporated by reference from VFG’s Current Report on Form 8-K filed on July 30, 2007).

3.1	Articles of Incorporation of StellarOne Corporation, as amended and restated February 28, 2008.

3.2	Bylaws of StellarOne Corporation, as amended and restated February 28, 2008.

99.1	Press release, dated February 28, 2008, announcing completion of the Merger.